NUVEEN ENHANCED MID-CAP FUND

SUPPLEMENT DATED JANUARY 31, 2011

TO THE SUMMARY PROSPECTUS DATED OCTOBER 29, 2010,

AS PREVIOUSLY SUPPLEMENTED JANUARY 18, 2011

Effective January 31, 2011, Keith B. Hembre and Walter A. French have been appointed portfolio managers of the fund.

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Mr. Hembre, Managing Director of Nuveen HydePark Group, LLC (“HydePark”), entered the financial services industry in 1992. He joined Nuveen Asset Management, LLC in January 2011 following the firm’s acquisition of a portion of the asset management business of FAF Advisors, Inc. (“FAF Advisors”). Mr. Hembre previously served in various positions with FAF Advisors since 1997.

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Mr. French, Senior Vice President of HydePark, entered the financial services industry in 1974. He joined Nuveen Asset Management, LLC in January 2011 following the firm’s acquisition of a portion of the asset management business of FAF Advisors. Mr. French previously served in various positions with FAF Advisors since 1999.

There have been no changes in the fund’s investment objectives or policies.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-EMC-0211P